UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 23, 2007

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On October 23, 2007 Plantronics, Inc., a Delaware corporation (the “Company”)  issued a press release reporting its results of operations and financial condition for the second quarter of fiscal year 2008 which ended September 29, 2007, a copy of which is furnished as Exhibit 99.1 to this report.

The information contained herein, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 23, 2007 the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $0.05 per share of the Company’s common stock, payable on December 10, 2007 to stockholders of record at the close of business on November 9, 2007.

A copy of the press release is attached as Exhibit 99.2 to this report.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  The following exhibits are furnished as part of this report.

Exhibit Number	Description

99.1	Press release issued by Plantronics, Inc. dated October 23, 2007, entitled “Plantronics Reports Second Quarter Fiscal Year 2008 Results ”

99.2	Press release issued by Plantronics, Inc. dated October 23, 2007, entitled “Plantronics Declares Quarterly Dividend of $0.05 per Share”

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

Date: October 23, 2007	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer